SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549



                                FORM 8-K


                             CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15 (D) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)                June 6, 1996


                          SEACOR HOLDINGS, INC.
- --------------------------------------------------------------------------------
         (Exact name of registrant as specified in its charter)


Delaware                           0-20904                     13-3542736
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(State or other jurisdiction      (Commission              (I.R.S. employer
incorporation or organization)    File Number)             identification no.)


11200 Westheimer, Suite 850, Houston, Texas                          77042
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code        (713) 782-5990
                                                   -----------------------------


             5000 Railroad Avenue, Morgan City Louisiana 70380
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         (Former name or former address, if changed since last report.)






                          Page 1 of 4 pages

Item 5.     Other Events
- -------     ------------

            On June 6, 1996, SEACOR Holdings, Inc. ("SEACOR"), provided notice to First Trust National Association, as trustee (the "Trustee") for the holders of its 6.00% Convertible Subordinated Notes due July 1, 2003 (the "6% Notes"), under that certain Indenture dated as of June 15, 1993 (the "Indenture"), between SEACOR and the Trustee, that SEACOR elected, pursuant to terms of the Indenture and the 6% Notes, to redeem all outstanding 6% Notes on July 12, 1996 (the "Redemption Date") at a redemption price equal to 104.2% of the principal amount thereof, together with all accrued and unpaid interest thereon to (but not including) the Redemption Date.

            The 6% Notes are convertible into shares of SEACOR's common stock at a conversion price of $25.625 per share. If the entire $55,250,000 principal amount outstanding of the 6% Notes were converted, 2,156,076 shares of SEACOR's common stock would be issued. After taking into account the approximately 1.3 million shares to be issued by SEACOR in connection with its recently reported acquisition of McCall Enterprises, Inc. and affiliated companies, the converted shares would represent approximately 18.0% of SEACOR's outstanding common stock. The closing price of the Company's common stock on June 6, 1996 was $47.75.

            The press release of SEACOR announcing the Redemption, the form of notice of redemption being sent to the holders of 6% Notes and the Indenture are set forth as Exhibits hereto and incorporated herein by reference.


Item 7.     Financial Statements and Exhibits
- -------     ---------------------------------

(c)   Exhibits.

      4.0 Indenture dated June 15, 1993 between First Trust National Association, as trustee, and SEACOR Holdings, Inc. relating to the issuance of the 6.00% Convertible Subordinated Notes due July 1, 2003.

      20.0  Press Release of SEACOR Holdings, Inc. dated June 6,
            1996.

      20.1 Notice of Election of SEACOR Holdings, Inc. dated June 6, 1996 to redeem all 6.00% Convertible Subordinated Notes due July 1, 2003.



                          Page 2 of 4 pages

                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SEACOR HOLDINGS, INC.
                                        (Registrant)


DATE:  JUNE 10, 1996                    By:  /s/ Milton Rose
                                           ---------------------------
                                           Milton Rose, Vice President





                          Page 3 of 4 pages

                              EXHIBIT INDEX


Exhibit No.                   Description                               Page No.
- -----------                   -----------                               --------

4.0                     Indenture dated June 15, 1993
                        between First Trust National
                        Association, as trustee, and
                        SEACOR Holdings, Inc. relating to
                        the issuance of the 6.00%
                        Convertible Subordinated Notes due
                        July 1, 2003.

20.0                    Press Release of SEACOR
                        Holdings, Inc. dated June 6, 1996.

20.1                    Notice of Election of SEACOR
                        Holdings, Inc. dated June 6, 1996
                        to redeem all 6.00% Convertible
                        Subordinated Notes due July 1,
                        2003.




                          Page 4 of 4 pages


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